                                                                      EXHIBIT 25

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)

                                   ----------

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

                   800 Nicollet Mall
                Minneapolis, Minnesota                           55402
       (Address of principal executive offices)               (Zip Code)

                                  Frank Leslie
                         U.S. Bank National Association
                              60 Livingston Avenue
                               St. Paul, MN 55107
                                 (651) 495-3913
            (Name, address and telephone number of agent for service)

                                Solo Cup Company
                     (Issuer with respect to the Securities)

                           Delaware                                           47-0938234

(State or other jurisdiction of incorporation or organization)   (I.R.S. Employer Identification No.)

                    1700 Old Deerfield Road                                      60035
                    Highland Park, Illinois

           (Address of Principal Executive Offices)                           (Zip Code)

                                Solo Cup Company
                     (Issuer with respect to the Securities)

                           Illinois                                           36-3307867

(State or other jurisdiction of incorporation or organization)   (I.R.S. Employer Identification No.)

                    1700 Old Deerfield Road                                      60035
                    Highland Park, Illinois

           (Address of Principal Executive Offices)                           (Zip Code)

                             Solo Management Company
                     (Issuer with respect to the Securities)

                           Illinois                                           36-4170584

(State or other jurisdiction of incorporation or organization)   (I.R.S. Employer Identification No.)

                    1700 Old Deerfield Road                                      60035
                    Highland Park, Illinois

           (Address of Principal Executive Offices)                           (Zip Code)

                               P.R. SOLO CUP, INC.
                     (Issuer with respect to the Securities)

                           Illinois                                           36-2511159

(State or other jurisdiction of incorporation or organization)   (I.R.S. Employer Identification No.)

                    1700 Old Deerfield Road                                      60035
                    Highland Park, Illinois

           (Address of Principal Executive Offices)                           (Zip Code)

                                 SOLO TEXAS, LLC
                     (Issuer with respect to the Securities)

                             Texas                                            36-4210704

(State or other jurisdiction of incorporation or organization)   (I.R.S. Employer Identification No.)

                    1700 Old Deerfield Road                                      60035
                    Highland Park, Illinois

           (Address of Principal Executive Offices)                           (Zip Code)

                             SF Holdings Group, Inc.
                     (Issuer with respect to the Securities)

                           Delaware                                           13-3990796

(State or other jurisdiction of incorporation or organization)   (I.R.S. Employer Identification No.)

                    1700 Old Deerfield Road                                      60035
                    Highland Park, Illinois

           (Address of Principal Executive Offices)                            (Zip Code)

                           Sweetheart Cup Company Inc.
                     (Issuer with respect to the Securities)

                           Delaware                                           34-1342568

(State or other jurisdiction of incorporation or organization)   (I.R.S. Employer Identification No.)

                    1700 Old Deerfield Road                                      60035
                    Highland Park, Illinois

           (Address of Principal Executive Offices)                            (Zip Code)

                         Lily-Canada Holding Corporation
                     (Issuer with respect to the Securities)

                           Delaware                                              N/A

(State or other jurisdiction of incorporation or organization)   (I.R.S. Employer Identification No.)

                    1700 Old Deerfield Road                                      60035
                    Highland Park, Illinois

           (Address of Principal Executive Offices)                           (Zip Code)

                                  Cupcorp, Inc.
                     (Issuer with respect to the Securities)

                           Delaware                                           30-0043903

(State or other jurisdiction of incorporation or organization)   (I.R.S. Employer Identification No.)

                    1700 Old Deerfield Road                                      60035
                    Highland Park, Illinois

           (Address of Principal Executive Offices)                           (Zip Code)

                                EMERALD LADY INC.
                     (Issuer with respect to the Securities)

                           Delaware                                            06-1162807

(State or other jurisdiction of incorporation or organization)    (I.R.S. Employer Identification No.)

                    1700 Old Deerfield Road                                       60035
                    Highland Park, Illinois

           (Address of Principal Executive Offices)                            (Zip Code)

                                   Newcup, LLC
                     (Issuer with respect to the Securities)

                           Delaware                                               N/A

(State or other jurisdiction of incorporation or organization)   (I.R.S. Employer Identification No.)

                    1700 Old Deerfield Road                                      60035
                    Highland Park, Illinois

           (Address of Principal Executive Offices)                           (Zip Code)

                               Solo Cup (UK) Limited
                     (Issuer with respect to the Securities)

                       England and Wales                                      52-2270944

(State or other jurisdiction of incorporation or organization)   (I.R.S. Employer Identification No.)

                    1700 Old Deerfield Road                                      60035
                    Highland Park, Illinois

           (Address of Principal Executive Offices)                           (Zip Code)

                            Insulpak Holdings Limited
                     (Issuer with respect to the Securities)

                       England and Wales                                      98-0232976

(State or other jurisdiction of incorporation or organization)   (I.R.S. Employer Identification No.)

                    1700 Old Deerfield Road                                      60035
                    Highland Park, Illinois

           (Address of Principal Executive Offices)                           (Zip Code)

                             Solo Cup Europe Limited
                     (Issuer with respect to the Securities)

                       England and Wales                                      52-2270940

(State or other jurisdiction of incorporation or organization)   (I.R.S. Employer Identification No.)

                    1700 Old Deerfield Road                                      60035
                    Highland Park, Illinois

           (Address of Principal Executive Offices)                           (Zip Code)

                    8 1/2% SENIOR SUBORDINATED NOTES DUE 2014
                       (TITLE OF THE INDENTURE SECURITIES)

================================================================================

                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

          a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.
                    Comptroller of the Currency
                    Washington, D.C.

          b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.
                    Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.
              None

ITEMS 3-15    ITEMS 3-15 ARE NOT APPLICABLE BECAUSE TO THE BEST OF THE TRUSTEE'S
              KNOWLEDGE, THE OBLIGOR IS NOT IN DEFAULT UNDER ANY INDENTURE FOR
              WHICH THE TRUSTEE ACTS AS TRUSTEE.

ITEM 16. LIST OF EXHIBITS: LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY AND QUALIFICATION.

          1.  A copy of the Articles of Association of the Trustee.*

          2. A copy of the certificate of authority of the Trustee to commence business.*

          3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

          4.  A copy of the existing bylaws of the Trustee.*

          5.  A copy of each Indenture referred to in Item 4.  Not applicable.

          6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

          7. Report of Condition of the Trustee as of December 31, 2003, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

     * Incorporated by reference to Registration Number 333-67188.

                                      NOTE

     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 23rd of June, 2004.


                                        U.S. BANK NATIONAL ASSOCIATION

                                        By:   /s/ Frank P. Leslie III
                                              --------------------------
                                              Frank P. Leslie III
                                              Vice President


By:   /s/ Richard H. Prokosch
      -------------------------------
      Richard H. Prokosch
      Vice President

                                    EXHIBIT 6

                                     CONSENT

     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: June 23, 2004


                                        U.S. BANK NATIONAL ASSOCIATION


                                        By:   /s/ Frank P. Leslie III
                                              ------------------------
                                              Frank P. Leslie III
                                              Vice President


By:    /s/ Richard H. Prokosch
       -----------------------------------
       Richard H. Prokosch
       Vice President

                                    EXHIBIT 7

                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 3/31/2004

                                    ($000'S)

                                                                       3/31/2004
                                                                   -------------
ASSETS
   Cash and Due From Depository Institutions                        $  7,180,778
   Federal Reserve Stock                                                       0
   Securities                                                         45,038,794
   Federal Funds                                                       2,593,702
   Loans & Lease Financing Receivables                               116,474,594
   Fixed Assets                                                        1,789,213
   Intangible Assets                                                  10,532,022
   Other Assets                                                        7,996,466
                                                                    ------------
      TOTAL ASSETS                                                  $191,605,569

LIABILITIES
   Deposits                                                         $126,605,087
   Fed Funds                                                           5,698,785
   Treasury Demand Notes                                               3,981,328
   Trading Liabilities                                                   252,912
   Other Borrowed Money                                               23,295,560
   Acceptances                                                           148,067
   Subordinated Notes and Debentures                                   5,807,310
   Other Liabilities                                                   5,587,914
                                                                    ------------
   TOTAL LIABILITIES                                                $171,376,963

EQUITY
   Minority Interest in Subsidiaries                                $  1,005,645
   Common and Preferred Stock                                             18,200
   Surplus                                                            11,677,397
   Undivided Profits                                                   7,527,364
                                                                    ------------
      TOTAL EQUITY CAPITAL                                          $ 20,228,606

TOTAL LIABILITIES AND EQUITY CAPITAL                                $191,605,569

To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By:   /s/ Frank P. Leslie III
      -----------------------
      Vice President

Date: June 23, 2004